UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2011

Kirby Corporation

(Exact name of registrant as specified in its charter)

Nevada	1-7615	74-1884980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Waugh Drive, Suite 1000 Houston, TX	77007
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 435-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 21, 2011, a wholly owned subsidiary of Kirby Corporation entered into a Purchase and Sale Agreement (the “Purchase and Sale Agreement”) with United Engines Holding Company, LLC to purchase all of the membership interests of United Holdings LLC (“United Engines”), a privately held distributor and service provider of engine and transmission related products for the oil and gas services, power generation and transportation industries, and manufacturer of oilfield service equipment. The base purchase price is $270 million in cash (before post-closing adjustments), plus a three-year earnout provision for up to an additional $50 million payable in 2014.

The Purchase and Sale Agreement contains customary representations, warranties and covenants and the buyer and the seller have each agreed to indemnify the other, subject to certain limitations, for breaches under the Purchase and Sale Agreement. The closing of the acquisition is subject to customary conditions, including approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, as well as the purchase by United Engines of a minority interest in one of its subsidiaries, and the value of outstanding purchase orders remaining above a certain level.

The foregoing summary of the Purchase and Sale Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase and Sale Agreement, a copy of which is filed herewith as an exhibit to this report. In addition, a copy of the press release relating to the acquisition is attached to this report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

2.1	Purchase and Sale Agreement dated as of February 21, 2011, between Kirby Engine Systems, Inc. and United Engines Holding Company, LLC[1,2]

99.1	Press Release of Kirby Corporation dated February 21, 2011

1.	Portions of this exhibit have been omitted and filed separately with the U.S. Securities and Exchange Commission (the “Commission”) pursuant to a confidential treatment request.
2.	The schedules to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K and the registrant undertakes to furnish supplementally copies of any of the omitted schedules upon request by the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated February 24, 2011.

KIRBY CORPORATION

By:	/s/ David W. Grzebinski
David W. Grzebinski
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

2.1	Purchase and Sale Agreement dated as of February 21, 2011, between Kirby Engine Systems, Inc. and United Engines Holding Company, LLC[1,2]

99.1	Press Release of Kirby Corporation dated February 21, 2011

1.	Portions of this exhibit have been omitted and filed separately with the U.S. Securities and Exchange Commission (the “Commission”) pursuant to a confidential treatment request.
2.	The schedules to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K and the registrant undertakes to furnish supplementally copies of any of the omitted schedules upon request by the Commission.